EXHIBIT 32.1


                       Certification of CEO Pursuant to
                            18 U.S.C. Section 1350,
                            as Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report on Form 10-Q of Hartmarx Corporation (the "Company") for the quarterly period ended February 29, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Homi B. Patel, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

       (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                       /s/ HOMI B. PATEL
                                       --------------------------------
                                       Name:  Homi B. Patel
                                       Title: President and Chief Executive
                                              Officer
                                       Date:  April 7, 2004